EXHIBIT 10.1.11

                           INDEMNIFICATION AGREEMENT

         This AGREEMENT, effective as of ___________, is between Beacon Power Corporation, a Delaware corporation (the "Company"), and ___________ ("Indemnitee").

         WHEREAS, it is essential to the Company to retain and attract as executive officers the most capable persons available; the Company wishes to retain the services of the Indemnitee as an executive officer; and the Indemnitee is unwilling to serve the Company as an executive officer without assurances that indemnification and adequate liability insurance is and will continue to be provided to the fullest extent possible;

         WHEREAS, lawsuits seeking significant money judgments against publicly held corporations and their officers and directors have become commonplace in recent years and uncertainties about the possible judicial interpretations of applicable statutes, regulations and corporate charter and by-law provisions leave corporate officers and directors with inadequate reliable knowledge of the legal risks to which they may be exposed by such lawsuits; whether or not the case is meritorious, the cost of defending such lawsuits is significant with few individual officers and directors having the resources to sustain such legal costs and such lawsuits present individual officers and directors with the risk of significant money judgments even in cases where the defendant was neither culpable nor profited personally to the detriment of the Company;

         WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued service to the Company in an effective manner and in part to provide Indemnitee with specific contractual assurance that the indemnification protection provided by the Certificate of Incorporation and Bylaws of the Company will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such Certificate of Incorporation and Bylaws or any change in the composition of the Company's Board of Directors (the "Board") or acquisition transaction relating to the Company), and in order to induce Indemnitee to continue to provide services to the Company as an executive officer thereof, the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the fullest extent (whether partial or complete) permitted by law, and for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies.

         NOW, THEREFORE, in consideration of the promises set forth herein and of Indemnitee continuing to serve the Company as an executive officer and intending to be legally bound hereby, the parties agree as follows:

1. Certain Definitions.

(a) Change in Control: shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act) directly or indirectly of securities of the Company representing 40% or more of the total voting power represented by the Company's then outstanding Voting Securities, or of the then outstanding Voting Securities of the surviving entity in a merger or consolidation which includes the Company, (ii) during any period of 24 consecutive whole months, individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were officers or directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which (X) would result in the persons who immediately prior thereto hold outstanding Voting Securities of the Company then continuing to hold Voting Securities immediately after such merger or consolidation which represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity, and by being combined with any additional Voting Securities which such holder(s) may have received in such merger or consolidation by reason of such holder(s) having held Voting Securities in the other corporation) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation (as that term is used in the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder) of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company's assets (as that phrase is used in the General Corporation Law of the State of Delaware), and (Y) does not result in the percentage total voting power of any stockholder of the company who immediately prior to such transaction beneficially owned at least 5% of the total voting securities of the company increasing by more than 100%. Notwithstanding the foregoing, an event shall not be considered to be a Change in Control for purposes of this Agreement if it has been prospectively or retroactively determined not to constitute a Change in Control for purposes of this Agreement, by a majority of the directors who are disinterested in the event referenced in subclause (i) or (iii) above, and who also qualify under the rules set forth in subclause (ii), above (either because they were directors at the start of the 24 month period or because they were approved by the 2/3rds of the directors described in such subclause).

(b) Claim: any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, which arises by reason of or in part out of an Indemnifiable Event, or any inquiry, hearing or investigation, whether conducted by the Company or any other party, that Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other.

(c) D&O Insurance: the directors' and officers' liability insurance currently carried by the Company and any replacement or substitute policies issued by one or more reputable insurers providing in all material respects coverage at least comparable to and in the same amount as those policies currently carried by the Company.

(d) Expenses: include reasonable attorneys' fees, travel expenses, fees of experts, transcript costs, filing fees, witness fees, telephone charges, postage, delivery service fees, and all other expenses and obligations of any nature whatsoever paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

(e) Expense Advance: a payment to Indemnitee pursuant to Section 2(b) of Expenses in advance of the settlement of or final judgment in any action, suit, proceeding or alternative dispute resolution mechanism, hearing, inquiry or investigation which constitutes a Claim.

(f) Indemnifiable Event: any event, occurrence or circumstance that takes place either prior to or after the execution of this Agreement related to the fact that Indemnitee is or was an officer or director of the Company, or is or was serving at the request of the Company as a director, officer, partner, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of anything done or not done by Indemnitee in any such capacity.

(g) Potential Change in Control: shall be deemed to have occurred if (i) the Company enters into an agreement or arrangement, the consummation of which would result in the occurrence of a Change in Control; (ii) any person (including the Company) publicly announces an intention to take or consider taking actions which if consummated would constitute a Change in Control; (iii) any person, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, who is, or becomes, the beneficial owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's then outstanding Voting Securities, thereafter acquires additional shares with the effect that his beneficial ownership of such securities increases by five percentage points or more over the percentage so owned by such person on the date hereof; or (iv) the Board adopts a resolution to the effect that, for purpose of this Agreement, a Potential Change in Control has occurred. Notwithstanding the foregoing, an event shall not be considered to be a Potential Change in Control for purposes of this Agreement if it has been prospectively or retroactively determined not to constitute a Potential Change in Control for purposes of this Agreement, by a majority of the directors who are disinterested in the event referenced above in (i), (ii), or (iii) and who also qualify under the rules set forth in subclause (ii) of the definition of Change of Control in Section 1(a) above (either because they were directors at the start of the 24 month period or because they were approved by the 2/3rds of the directors described in such subclause).

(h) Reviewing Party: any appropriate person or body consisting of a member or members of the Company's Board of Directors, or any other person or body appointed by the Board who is not a party to the particular Claim for which Indemnitee is seeking indemnification, or Independent Legal Counsel. If there has not been a Change in Control, the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than an event that does not constitute a Change in Control because it has been approved by the applicable majority of the Board as referenced in the definition of Change of Control in Section 1(a)), the Reviewing Party shall be the Independent Legal Counsel referred to in Section 3 hereof.

(i) Independent Legal Counsel: shall refer to an attorney, selected in accordance with the provisions of Section 3 hereof, who shall not have otherwise performed services for the Company or Indemnitee within the last five years (other than in connection with seeking indemnification under this Agreement). Independent Legal Counsel shall not be any person who, under the applicable standards of professional conduct then prevailing, would have conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement, nor shall Independent Legal Counsel be any person who has been sanctioned or censured for ethical violations of applicable standards of professional conduct.

(j) Voting Securities: any securities of the Company which vote generally in the election of directors.

2. Basic Indemnification Agreement.

                  (a) General. Subject to Section 2(c), if Indemnitee was, is, or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim, the Company shall indemnify Indemnitee to the fullest extent not prohibited by law as soon as practicable but in any event no later than thirty days after written demand is presented to the Company, against any and all Expenses, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties or amounts paid in settlement) of such Claim, and against any and all federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement (including the creation of the trust referred to in Section 4 hereof). Notwithstanding anything in this Agreement to the contrary and except as provided in Section 2(b) (with respect to indemnification for Expenses incurred in obtaining indemnification or Expense Advances from the Company), prior to a Change in Control, Indemnitee shall not be entitled to indemnification pursuant to this Agreement in connection with any Claim initiated by Indemnitee against the Company or any director or officer of the Company unless the Company has joined in or consented to the initiation of such Claim.

                  (b) Expense Advances, etc. Subject to Section 2(c), the Company shall make Expense Advances for reasonable Expenses to Indemnitee, within twenty business days of a request by Indemnitee. The parties agree that for the purposes hereof all Expenses included in an Expense Advance request that are certified by affidavit of Indemnitee's counsel as being reasonable shall be presumed conclusively to be reasonable. The Company shall also indemnify Indemnitee against any and all Expenses which are incurred by Indemnitee in connection with any action brought by Indemnitee (i) for indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or Certificate of Incorporation or Bylaws of the Company now or hereafter in effect relating to Claims for Indemnifiable Events, and/or (ii) for recovery under the D&O Insurance policies maintained by the Company.

                  (c) Circumstances of No Indemnification; Reimbursement. Notwithstanding the foregoing, the obligations of the Company under Section 2(a) and 2(b) shall not apply if either the Reviewing Party has determined (in a written opinion, in any case in which the Independent Legal Counsel referred to in Section 3 hereof is involved), or a final judicial determination is made (as to which all rights of appeal therefrom have been exhausted or lapsed), that Indemnitee would not be permitted to be indemnified under this Agreement and applicable law. In either such case, the Indemnitee shall reimburse the Company for all amounts paid by the Company to Indemnitee under this Agreement with respect to such Claim. Indemnitee's obligation to reimburse the Company for Expense Advances shall be unsecured and no interest shall be charged thereon. However, a determination by the Reviewing Party shall not be binding if the Indemnitee or the Company has commenced legal proceedings to secure a judicial determination whether Indemnitee should be indemnified under applicable law, and Indemnitee shall not be required to reimburse the Company until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed, and herein, a "Final Adjudication"). Indemnitee and the Company shall each have the right to commence litigation seeking an initial determination by a court or challenging any determination made by a Reviewing Party or any aspect thereof, or the legal or factual bases therefor, and the parties hereby consent to service of process and to appear in any such proceeding.

                  No indemnification shall be paid by the Company with respect to a Claim, if there is a Final Adjudication relating to such Claim (i) that paying Indemnitee hereunder violates this Agreement or applicable law; (ii) that Indemnitee is liable for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law, (iii) that Indemnitee's conduct was knowingly fraudulent or deliberately dishonest, or constituted willful misconduct, (iv) that Indemnitee willfully misappropriated corporate assets, or knowingly disclosed the Company's confidential information in bad faith.

3. Change in Control. The Company agrees that if there is a Change in Control of the Company (other than an event that does not constitute a Change in Control because it has been approved by the applicable majority of the Board as referenced in the definition of Change of Control in Section 1(a)) then Independent Legal Counsel shall be selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld) and such Independent Legal Counsel shall determine whether the Indemnitee is entitled to indemnity payments and Expense Advances under this Agreement or any other agreement or Certificate of Incorporation or Bylaws of the Company now or hereinafter in effect relating to Claims for Indemnifiable Events. Such Independent Legal Counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent the Indemnitee will be permitted to be indemnified. The Company agrees to pay the reasonable fees of the Independent Legal Counsel and to indemnify fully such Independent Legal Counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement.

4. Establishment of Trust. In the event of a Potential Change in Control (other than an event that does not constitute a Potential Change in Control because it has been approved by the applicable majority of the Board as referenced in the definition of Potential Change of Control in Section 1(g)), the Company shall, upon written request by Indemnitee, create a trust for the benefit of Indemnitee and from time to time upon written request of Indemnitee shall fund such trust in an amount sufficient to satisfy any and all Expenses reasonably anticipated at the time of each such request to be incurred in connection with investigating, preparing for and defending any Claim relating to an Indemnifiable Event, and any and all judgments, fines, penalties and settlement amounts of any and all Claims relating to an Indemnifiable Event from time to time actually paid or claimed, reasonably anticipated or proposed to be paid. The amount or amounts to be deposited in the trust pursuant to the foregoing funding obligation shall be determined by the Reviewing Party, in any case in which the Independent Legal Counsel referred to above is involved. The terms of the trust shall provide that upon a Change in Control (other than an event that does not constitute a Change in Control because it has been approved by the applicable majority of the Board as referenced in the definition of Change of Control in Section 1(a)) (i) the trust shall not be revoked or the principal thereof invaded, without the written consent of Indemnitee and the Company, which shall not be unreasonably withheld, (ii) the trustee shall advance, within twenty business days of a request by Indemnitee, any and all Expenses to Indemnitee (and Indemnitee hereby agrees to reimburse the trust under the circumstances under which Indemnitee would be required to reimburse the Company under Section 2(c) of this Agreement, (iii) the trust shall continue to be funded by the Company in accordance with the funding obligation set forth above,
(iv) absent a judicial order to the contrary, the trustee shall promptly pay to Indemnitee all amounts for which Indemnitee shall be entitled to indemnification pursuant to this Agreement or otherwise, and (v) all unexpended funds in such trust shall revert to the Company upon a final determination by a court of competent jurisdiction (or the Reviewing Party, in the case that no court has so determined) that Indemnitee has been fully indemnified under the terms of this Agreement. The trustee shall be a bank or trust company or other individual or entity chosen by the Indemnitee and approved by the Company. Nothing in this
Section 4 shall relieve the Company of any of its obligations under this Agreement. All income earned on the assets held in the trust shall be reported as income by the Company for federal, state, local and foreign tax purposes.

5. Certain Procedures. If any Claim shall be brought or asserted against Indemnitee in respect of which indemnification may be sought hereunder, Indemnitee shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to Indemnitee and the payment of all expenses. Indemnitee shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of Indemnitee unless (i) the Company agrees to pay such fees and expenses, or (ii) the Company has failed promptly to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to Indemnitee in any such action or proceeding, or (iii) the named parties to any such action or proceeding include both Indemnitee and Company, and Indemnitee has been advised by counsel that there may be one or more legal defenses available to him which are different from or additional to those available to the Company, in which case, if Indemnitee notifies the Company in writing that he elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of Indemnitee and shall pay all Expenses including attorneys' fees incurred by Indemnitee in such defense.

         Neither the Company nor Indemnitee may settle or compromise any Claim as to which Indemnitee has notified the Company that he seeks indemnification under this Agreement, without the prior written consent of the other party hereto, provided that consent to such settlement or compromise shall not be unreasonably withheld by any of the parties hereto and shall be deemed to have been given by the Company if Indemnitee provides the Company with a written notice setting forth the material terms of such settlement or compromise and the Company does not object thereto in a written notice delivered to Indemnitee within 30 calendar days after the Company's receipt of such notice from Indemnitee. Notwithstanding the foregoing, Indemnitee shall not be required to consent to any settlement or compromise that does not include a complete, full and absolute release of the Indemnitee, in form and substance satisfactory to the Indemnitee in his or her sole discretion, from any liability under such claim.

6. Maintenance of D&O Insurance.

         (a) The Company hereby covenants and agrees that, so long as Indemnitee shall continue to serve as an officer or director of the Company and thereafter for a period of three years, the Company, subject to Section 6(c), shall maintain in full force and effect D&O Insurance.

         (b) In all policies of D&O Insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits, subject to the same limitation, as are accorded to the Company's directors or officers most favorably insured by such policies.

         (c) The Company shall have no obligation to maintain D&O Insurance if the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance is disproportionate to the amount of coverage provided, or the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit.

         (d) Upon receipt by the Company of notice of a Claim, the Company shall give prompt notice of the commencement of such Claim to its liability insurers in accordance with the procedures set forth in the respective D&O Insurance policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such Claim in accordance with the terms of such policies.

7. Partial Indemnity, Etc. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgment, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

8. Defense to Indemnification, Burden of Proof and Presumptions. It shall be a defense to any action brought by Indemnitee against the Company to enforce this Agreement (other than an action brought to enforce a claim for Expenses incurred in defending a Claim in advance of its final disposition where the required undertaking for any applicable contingent reimbursement has been tendered to the Company) that Indemnitee has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the Company to indemnify Indemnitee for the amount claimed. It shall be presumed that Indemnitee was acting in good faith within the scope of his employment or authority, as he could reasonably have perceived it under the circumstances and for a purpose he could reasonably have believed under the circumstances was in or not opposed to the best interests of the Company. In connection with any determination by the Reviewing Party or otherwise as to whether the Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled. Upon the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under the Agreement under applicable law, neither the failure of any Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct nor an actual determination by any Reviewing Party that Indemnitee has not met such standard of conduct, shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct. For purposes of this Agreement, the termination of any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

9. Non-exclusivity, Etc. The rights of Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Certificate of Incorporation or Bylaws of the Company or the Delaware General Corporation law or otherwise. To the extent that a change in the Delaware General Corporation Law (whether by stature or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Certificate of Incorporation and Bylaws of the Company and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change immediately upon the occurrence of such change without further action by the Company or Indemnitee. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

10. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors, administrators or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filling of a legal action within such two-year period; provided however, that if any shorter period of limitations is otherwise applicable to any such cause of action such shorter period shall govern.

11. Amendments, Etc. No supplement, modification nor amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

12. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

13. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, Certificate of Incorporation or Bylaws of the Company or otherwise) of the amounts otherwise indemnifiable hereunder.

14. Binding Effects, Etc. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, or the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as an officer or director of the Company or of any other enterprise at the Company's request.

15. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and signed for by the party addressed, on the date of such delivery, or
(ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

16. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

17. Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the Court of Chancery of the State of Delaware in and for New Castle County, which shall be the exclusive and only proper forum for adjudicating such a claim.

18. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the ___th day of _____, ______.

                                          BEACON POWER CORPORATION

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         Signature                         By: ___________________________
                                           Name:
Address:___________________________       Title:
                                        Address: 234 Ballardvale Street
                                                Wilmington, Massachusetts 01887